UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2014

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Emerging Markets Fund

SEMIANNUAL REPORT November 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
34	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 2014, through November 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International stock markets generally lost value over the six-month reporting period as investors reacted negatively to renewed concerns regarding falling oil and commodity prices worldwide, intensifying geopolitical tensions and persistently sluggish growth in Europe, the dampening impact of higher consumption taxes in Japan, and economic slowdowns in the emerging markets. A strengthening U.S. dollar against most other major currencies also helped dampen returns for U.S. investors.

We believe some forces appear likely to support international stock prices over the foreseeable future: Low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged after the election of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2014, through November 30, 2014, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended November 30, 2014, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of –3.86%, Class C shares returned –4.25%, Class I shares returned –3.65%, and ClassY shares returned –3.00%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a –0.82% total return for the same period.2

Although individual developing countries produced widely divergent returns over the reporting period, the MSCI EM Index lost a degree of value overall amid falling commodity prices and renewed concerns about the global economy.The fund produced lower returns than its benchmark, largely due to shortfalls in Russia and Brazil.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries.The fund considers emerging market countries to be generally all companies represented by the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends. We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Emerging Markets Struggled with Economic Headwinds

Investors were relatively optimistic over the first half of the reporting period when economic growth accelerated in the United States, a key export market for developing nations. However, a variety of headwinds during the second half undermined investor confidence in emerging equity markets, including intensifying conflicts in the Middle

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

East, the spread of Ebola in West Africa, and disappointing economic data from Europe and Japan. Falling energy and commodity prices put pressure on exporters of natural resources, such as Brazil and Russia. Russia’s economy also suffered from sanctions over its involvement in Ukrainian political instability, and many investors were disappointed in the outcome of Brazil’s presidential election.The end of quantitative easing in the United States and a strengthening U.S. dollar also contributed to investors’ relatively cautious attitudes toward the emerging markets.

Mixed Returns from Countries and Sectors

Local stock market returns varied widely in this environment, with China posting double-digit gains and Russia falling particularly sharply. In Brazil, a relatively heavy position in oil producer Petroleo Brasileiro, ADR undermined relative performance when oil prices plummeted and election results portended continued government intervention in the company’s operations. Steelmaker Gerdau, ADR and smelting products producer Magnesita Refratarios also were hurt by falling commodity prices amid weak global demand. In Russia, we attempted to take advantage of attractive valuations in some companies after bouts of market weakness, but these purchases proved ill-timed as prices continued to fall in response to new economic sanctions. Natural gas supplier Gazprom, ADR and financial institution Sberbank of Russia were particularly hard hit by these developments.

From an industry group perspective, results lagged market averages in the information technology sector, where underweighted exposure to Taiwan Semiconductor Manufacturing hurt relative performance. Positions in electronics assembler Compal Electronics and Radiant Opto-Electronics also proved disappointing.Among materials producers, Indian iron ore producer NMDC and India Cements gave back some of the impressive gains achieved prior to the reporting period.

The fund produced better relative performance through overweighted exposure to China, which ranked as one of the stronger emerging equity markets during the reporting period. Lower input costs particularly helped Chinese industrial companies, such as airport operator Beijing Capital International Airport, Cl. H, engineering contractor China Railway Construction, and infrastructure construction company China Railway Group. Supermarket chain WuMart Stores, Cl. H gained value when wage and competitive pressures abated. Although South Korea’s stock market was generally hurt by competition from a weak Japanese yen, a number of strong stock selections lifted the fund’s results in the country, including Tonyang Life Insurance and utility Korea Electric Power.

Finding Value Opportunities in Volatile Markets

As of the end of the reporting period, we have continued to identify ample investment opportunities among companies we believe are attractive valuations and solid business fundamentals.We continue to expect wide divergence in the performance of individual markets over the coming months, an environment that we believe is well suited to our research-driven investment approach.

We have increased the fund’s exposure to China, where we expect economic conditions to stabilize, but we reduced positions in Brazil, which is struggling with low commodity prices. From an industry group perspective, we have increased weightings in the consumer discretionary, consumer staples, and materials sectors, but we have trimmed exposure to the information technology, industrials, and utilities sectors.

December 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through
October 1, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-
weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from June 1, 2014 to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.60	$11.92	$6.74	$6.02
Ending value (after expenses)	$961.40	$957.50	$963.50	$970.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.85	$12.26	$6.93	$6.17
Ending value (after expenses)	$1,016.29	$1,012.89	$1,018.20	$1,018.95

† Expenses are equal to the fund’s annualized expense ratio of 1.75% for Class A, 2.43% for Class C, 1.37% for
Class I and 1.22% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2014 (Unaudited)

Common Stocks—96.4%	Shares		Value ($)
Brazil—10.8%
BM&FBovespa	1,307,100		5,352,721
Brasil Insurance Participacoes e Administracao	783,900		1,675,130
Cia de Saneamento Basico do
Estado de Sao Paulo, ADR	571,130		4,226,362
Cia Hering	324,800		3,099,343
Duratex	758,100		2,500,687
EDP—Energias do Brasil	1,226,500		4,736,736
Fibria Celulose, ADR	17,959	[a]	212,096
Gerdau, ADR	1,286,270		5,363,746
Grupo BTG Pactual	327,600		3,780,294
Itau Unibanco Holding, ADR	574,102		8,645,976
Magnesita Refratarios	2,801,600		3,026,050
Oi, ADR	4,297,680	[a]	2,235,223
Petroleo Brasileiro, ADR	1,633,781		15,880,351
Telefonica Brasil, ADR	277,160		5,698,410
Vale, ADR	993,300		7,717,941
			74,151,066
Chile—1.5%
Cencosud	1,815,660		4,711,218
ENTEL Chile	490,534		5,457,141
			10,168,359
China—18.2%
Air China, Cl. H	1,984,000		1,522,169
Anhui Conch Cement, Cl. H	3,553,000		12,026,208
Baoxin Auto Group	2,504,500		1,708,366
Beijing Capital International Airport, Cl. H	8,640,000		6,751,349
China Communications Services, Cl. H	16,854,000		8,214,838
China Construction Bank, Cl. H	24,709,399		18,734,569
China Life Insurance, Cl. H	2,600,000		9,035,170
China Machinery Engineering, Cl. H	1,902,000		1,400,396
China Railway Construction, Cl. H	2,770,500		3,183,025
China ZhengTong Auto Services Holdings	2,725,500		1,370,614
CNOOC	6,553,000		9,582,028
Dongfang Electric, Cl. H	1,837,000		3,325,680

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
China (continued)
Guangzhou Automobile Group, Cl. H	4,869,603		4,608,863
Industrial & Commercial Bank of China, Cl. H	21,373,590		14,496,642
Lianhua Supermarket Holdings, Cl. H	10,346,000	[a]	5,603,069
Ping An Insurance Group Company of China, Cl. H	1,104,000		9,260,204
Weichai Power, Cl. H	1,421,000		5,386,983
Weiqiao Textile, Cl. H	277,100		165,433
West China Cement	23,202,000		2,363,506
Wumart Stores, Cl. H	6,803,000		6,386,105
			125,125,217
Greece—.5%
National Bank of Greece	1,421,405	[a]	3,393,514
Hong Kong—7.6%
China Mobile	545,500		6,720,934
China Mobile, ADR	67,910		4,191,405
China Resources Power Holdings	1,789,000		5,213,423
COSCO Pacific	7,595,832		10,323,338
Global Bio-Chem Technology Group	33,916,980	[a]	1,312,027
iShares FTSE A50 China Index ETF	1,760,700		2,383,850
NWS Holdings	1,324,188		2,451,931
Parkson Retail Group	32,939,500		9,046,921
Shanghai Industrial Holdings	3,476,000		10,712,279
			52,356,108
Hungary—1.7%
OTP Bank	362,664		5,834,713
Richter Gedeon	360,231		5,604,138
			11,438,851
India—11.8%
Bank of India	1,178,753		5,457,229
Bharat Heavy Electricals	689,115		3,144,748
ICICI Bank	134,361		3,798,613
IDFC	1,201,892		3,020,164
India Cements	5,279,852	[a]	8,160,997
Jubilant Life Sciences	95,487		206,269
NMDC	2,258,576		5,093,670
NTPC	1,685,921		3,863,544
Oriental Bank of Commerce	311,413		1,532,350

Common Stocks (continued)	Shares		Value ($)
India (continued)
Power Grid Corporation of India	1,777,291		4,026,950
Punjab National Bank	277,763		4,799,698
Reliance Industries	1,048,890		16,746,111
Rolta India	1,620,076		2,793,459
Sesa Sterlite	869,430		3,241,361
South Indian Bank	1,694,651		753,724
State Bank of India	1,796,276		9,065,742
Steel Authority of India	3,392,870		4,866,815
			80,571,444
Indonesia—.1%
Aneka Tambang Persero	7,396,500		593,950
Indosat	200,000	[a]	57,194
			651,144
Malaysia—.8%
CIMB Group Holdings	3,330,755		5,740,813
Mexico—1.6%
Alpek	1,328,040		2,071,259
Consorcio ARA	4,679,900	[a]	2,132,502
Controladora Vuela
Compania de Aviacion, ADR	612,875	[a]	4,927,515
Grupo Financiero Banorte, Ser. O	369,500		2,084,985
			11,216,261
Poland—1.1%
Powszechna Kasa Oszczednosci Bank Polski	698,997		7,799,753
Qatar—.5%
Commercial Bank of Qatar	175,235		3,556,630
Russia—5.3%
Gazprom, ADR	2,345,371		13,708,693
JKX Oil & Gas	1,322,961	[a]	578,615
Lukoil, ADR	69,082		3,215,076
Mobile Telesystems	734,321	[a,b]	3,699,487
Moscow Exchange MICEX-RTS	2,485,960	[b]	2,985,340
Rosneft, GDR	1,068,983		5,061,635
Sberbank of Russia	205,195	[a]	297,568
Sberbank of Russia, ADR	1,126,450		6,928,794
			36,475,208

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
South Africa—2.2%
Aveng	1,505,298	[a]	2,312,027
Barclays Africa Group	29,297		471,937
Standard Bank Group	683,818		8,409,762
Truworths International	495,388		3,556,139
			14,749,865
South Korea—20.6%
E-Mart	20,619		4,094,210
Hite Jinro	173,835		3,961,671
Hyundai Engineering & Construction	97,448		3,940,314
Hyundai Mobis	25,904		5,774,889
Hyundai Motor	75,597		12,213,424
KB Financial Group	454,988		15,974,578
Korea Electric Power	271,683		11,279,767
Korean Reinsurance	97,546		1,008,079
KT	52,559		1,544,109
KT, ADR	324,782		4,793,782
LG Chem	36,600		6,821,517
LG Electronics	118,490		6,801,718
Lotte Shopping	22,149		5,997,292
Mirae Asset Securities	21,805		979,104
NongShim	18,738		4,490,220
POSCO	28,406		7,755,598
POSCO, ADR	18,330		1,246,440
Samsung Electronics	20,735		24,085,875
Shinhan Financial Group	166,260		7,443,022
Shinsegae	41,308		7,363,446
Tongyang Life Insurance	352,667		3,660,518
			141,229,573
Taiwan—8.0%
Advanced Semiconductor Engineering	2,151,840		2,610,925
Compal Electronics	9,791,000		6,264,215
First Financial Holding	5,442,939		3,306,479

Common Stocks (continued)	Shares		Value ($)
Taiwan (continued)
Hon Hai Precision Industry	3,586,277		11,240,613
Nan Ya Printed Circuit Board	2,722,020	[a]	3,557,822
Radiant Opto-Electronics	1,612,570		5,288,823
Shin Kong Financial Holding	23,243,763		6,917,362
Simplo Technology	539,000		2,769,238
Taiwan Semiconductor Manufacturing	1,830,638		8,370,152
United Microelectronics	10,865,845		4,827,704
			55,153,333
Thailand—2.9%
Bangkok Bank	1,598,960		9,836,757
PTT Global Chemical	3,539,900		6,926,712
Thai Oil	2,597,400		3,421,275
			20,184,744
Turkey—.7%
Turkiye Halk Bankasi	643,510		4,577,050
Turkiye Sise ve Cam Fabrikalari	1		1
			4,577,051
United Arab Emirates—.5%
Emaar Properties	1,072,616		3,139,250
Total Common Stocks
(cost $677,937,037)			661,678,184

Preferred Stocks—2.3%
Brazil
Banco do Estado do Rio Grande do Sul, Cl. B	902,900		5,153,315
Gerdau	731,300		3,108,409
Itau Unibanco Holding	2,700		40,755
Itausa—Investimentos Itau	998,600		4,073,860
Metalurgica Gerdau	132,600		664,597
Randon Participacoes	1,164,100		2,546,384
Total Preferred Stocks
(cost $16,803,908)			15,587,320

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,400,000)	6,400,000 [c]	6,400,000
Total Investments (cost $701,140,945)	99.6%	683,665,504
Cash and Receivables (Net)	.4%	2,544,938
Net Assets	100.0%	686,210,442

ADR—American Depository Receipts
ETF—Exchange-Traded Fund
GDR—Global Depository Receipts
MICEX—Moscow Interbank Currency Exchange
RTS—Russian Trading System

a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of Directors.At November 30, 2014, the value of these securities amounted to $6,684,827 or 1.0% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	31.0	Utilities	4.9
Materials	12.2	Consumer Staples	4.5
Information Technology	11.5	Money Market Investment	.9
Energy	9.9	Health Care	.8
Consumer Discretionary	8.7	Exchange-Traded Funds	.3
Industrial	8.7
Telecommunications	6.2		99.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	694,740,945	677,265,504
Affiliated issuers	6,400,000	6,400,000
Cash denominated in foreign currencies	2,070,255	2,025,860
Receivable for investment securities sold		2,943,210
Dividends receivable		660,332
Receivable for shares of Common Stock subscribed		259,564
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		121
Prepaid expenses		64,062
		689,618,653
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,075,262
Cash overdraft due to Custodian		140,210
Payable for investment securities purchased		1,647,682
Payable for shares of Common Stock redeemed		263,804
Interest payable—Note 2		2,532
Accrued expenses		278,721
		3,408,211
Net Assets ($)		686,210,442
Composition of Net Assets ($):
Paid-in capital		878,724,439
Accumulated undistributed investment income—net		6,279,356
Accumulated net realized gain (loss) on investments		(181,239,719)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(17,553,634)[a]
Net Assets ($)		686,210,442

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	100,715,844	12,697,985	497,371,099	75,425,514
Shares Outstanding	10,102,084	1,308,787	49,574,886	7,510,463
Net Asset Value Per Share ($)	9.97	9.70	10.03	10.04

a Net of $475,446 deferred capital gains tax.
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,229,091 foreign taxes withheld at source):
Unaffiliated issuers	10,333,773
Affiliated issuers	7,166
Total Income	10,340,939
Expenses:
Management fee—Note 3(a)	4,925,271
Shareholder servicing costs—Note 3(c)	807,305
Custodian fees—Note 3(c)	412,245
Professional fees	81,314
Distribution fees—Note 3(b)	52,928
Registration fees	51,662
Prospectus and shareholders’ reports	47,628
Directors’ fees and expenses—Note 3(d)	28,767
Interest expense—Note 2	6,989
Loan commitment fees—Note 2	3,828
Miscellaneous	25,069
Total Expenses	6,443,006
Less—reduction in expenses due to undertaking—Note 3(a)	(788,043)
Less—reduction in fees due to earnings credits—Note 3(c)	(44)
Net Expenses	5,654,919
Investment Income—Net	4,686,020
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	23,614,669
Net realized gain (loss) on forward foreign currency exchange contracts	(65,909)
Net Realized Gain (Loss)	23,548,760
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(56,743,961)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(147)
Net Unrealized Appreciation (Depreciation)	(56,744,108)
Net Realized and Unrealized Gain (Loss) on Investments	(33,195,348)
Net (Decrease) in Net Assets Resulting from Operations	(28,509,328)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2014	Year Ended
	(Unaudited)	May 31, 2014[a]
Operations ($):
Investment income—net	4,686,020	6,990,430
Net realized gain (loss) on investments	23,548,760	(67,493,750)
Net unrealized appreciation
(depreciation) on investments	(56,744,108)	117,193,151
Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,509,328)	56,689,831
Dividends to Shareholders from ($):
Investment income—net:
Class A	—	(1,153,540)
Class I	—	(5,555,399)
Class Y	—	(13)
Total Dividends	—	(6,708,952)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,815,763	37,245,685
Class C	744,650	2,099,066
Class I	140,164,925	231,807,662
Class Y	124,074,926	1,000
Dividends reinvested:
Class A	—	1,114,977
Class I	—	4,948,194
Cost of shares redeemed:
Class A	(57,750,934)	(117,181,880)
Class C	(1,933,057)	(8,707,748)
Class I	(257,204,078)	(259,935,104)
Class Y	(43,462,342)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(86,550,147)	(108,608,148)
Total Increase (Decrease) in Net Assets	(115,059,475)	(58,627,269)
Net Assets ($):
Beginning of Period	801,269,917	859,897,186
End of Period	686,210,442	801,269,917
Undistributed investment income—net	6,279,356	1,593,336

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	November 30, 2014	Year Ended
	(Unaudited)	May 31, 2014[a]
Capital Share Transactions:
Class A
Shares sold	822,905	3,893,821
Shares issued for dividends reinvested	—	114,357
Shares redeemed	(5,488,512)	(12,337,990)
Net Increase (Decrease) in Shares Outstanding	(4,665,607)	(8,329,812)
Class C
Shares sold	71,276	228,071
Shares redeemed	(186,588)	(941,334)
Net Increase (Decrease) in Shares Outstanding	(115,312)	(713,263)
Class Ib
Shares sold	13,075,848	24,024,214
Shares issued for dividends reinvested	—	505,950
Shares redeemed	(24,353,811)	(27,286,303)
Net Increase (Decrease) in Shares Outstanding	(11,277,963)	(2,756,139)
Class Yb
Shares sold	11,458,166	110.62
Shares redeemed	(3,947,814)	—
Net Increase (Decrease) in Shares Outstanding	7,510,352	110.62

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended November 30, 2014, 10,967,201 Class I shares representing $118,833,049, were exchanged for 10,957,089 ClassY shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2014				Year Ended May 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	10.37		9.65	8.88	13.36	10.89	9.16
Investment Operations:
Investment income—net[a]	.05		.08	.07	.10	.08	.09
Net realized and unrealized
gain (loss) on investments	(.45)		.70	.79	(3.39)	2.44	1.76
Total from Investment Operations	(.40)		.78	.86	(3.29)	2.52	1.85
Distributions:
Dividends from
investment income—net	—		(.06)	(.09)	(.12)	(.05)	(.12)
Dividends from net realized
gain on investments	—		—	—	(1.07)	—	—
Total Distributions	—		(.06)	(.09)	(1.19)	(.05)	(.12)
Net asset value, end of period	9.97		10.37	9.65	8.88	13.36	10.89
Total Return (%)[b]	(3.86)[c]		8.17	9.59	(24.70)	24.54	20.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	[d]	1.87	1.82	1.78	1.78	1.77
Ratio of net expenses
to average net assets	1.75	[d]	1.67	1.75	1.78	1.78	1.76
Ratio of net investment income
to average net assets	.90	[d]	.80	.75	.92	.63	.79
Portfolio Turnover Rate	33.08	[c]	52.45	42.43	45.73	68.19	70.17
Net Assets, end of period
($ x 1,000)	100,716		153,122	222,808	331,575	586,912	508,118

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2014				Year Ended May 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	10.13		9.43	8.68	13.07	10.70	9.06
Investment Operations:
Investment income (loss)—net[a]	.01		(.00)[b]	(.00)[b]	.01	(.02)	.01
Net realized and unrealized
gain (loss) on investments	(.44)		.70	.75	(3.31)	2.39	1.74
Total from Investment Operations	(.43)		.70	.75	(3.30)	2.37	1.75
Distributions:
Dividends from
investment income—net	—		—	(.00)[b]	(.02)	—	(.11)
Dividends from net realized
gain on investments	—		—	—	(1.07)	—	—
Total Distributions	—		—	(.00)[b]	(1.09)	—	(.11)
Net asset value, end of period	9.70		10.13	9.43	8.68	13.07	10.70
Total Return (%)[c]	(4.25)[d]		7.42	8.67	(25.30)	23.54	19.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.63	[e]	2.65	2.62	2.57	2.56	2.56
Ratio of net expenses
to average net assets	2.43	[e]	2.46	2.55	2.57	2.56	2.56
Ratio of net investment income
(loss) to average net assets	.22	[e]	(.02)	(.04)	.14	(.12)	.09
Portfolio Turnover Rate	33.08	[d]	52.45	42.43	45.73	68.19	70.17
Net Assets, end of period
($ x 1,000)	12,698		14,420	20,161	25,292	38,507	20,054

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2014				Year Ended May 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	10.41		9.70	8.93	13.45	10.97	9.23
Investment Operations:
Investment income—net[a]	.07		.10	.10	.12	.11	.13
Net realized and unrealized
gain (loss) on investments	(.45)		.71	.79	(3.42)	2.46	1.75
Total from Investment Operations	(.38)		.81	.89	(3.30)	2.57	1.88
Distributions:
Dividends from
investment income—net	—		(.10)	(.12)	(.15)	(.09)	(.14)
Dividends from net realized
gain on investments	—		—	—	(1.07)	—	—
Total Distributions	—		(.10)	(.12)	(1.22)	(.09)	(.14)
Net asset value, end of period	10.03		10.41	9.70	8.93	13.45	10.97
Total Return (%)	(3.65)[b]		8.42	9.89	(24.59)	24.90	20.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57	[c]	1.60	1.57	1.56	1.57	1.61
Ratio of net expenses
to average net assets	1.37	[c]	1.41	1.50	1.56	1.57	1.61
Ratio of net investment income
to average net assets	1.37	[c]	1.03	.99	1.15	.83	1.12
Portfolio Turnover Rate	33.08	[b]	52.45	42.43	45.73	68.19	70.17
Net Assets, end of period
($ x 1,000)	497,371		633,727	616,929	634,118	758,093	318,028

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	November 30, 2014	Year Ended
Class Y Shares	(Unaudited)	May 31, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	10.42	9.04
Investment Operations:
Investment income—net[b]	.01	.09
Net realized and unrealized
gain (loss) on investments	(.39)	1.41
Total from Investment Operations	(.38)	1.50
Distributions:
Dividends from investment income—net	—	(.12)
Net asset value, end of period	10.04	10.42
Total Return (%)[c]	(3.00)	15.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.42	2.01
Ratio of net expenses to average net assets[d]	1.22	1.04
Ratio of net investment income
to average net assets[d]	.16	.96
Portfolio Turnover Rate	33.08 [c]	52.45
Net Assets, end of period ($ x 1,000)	75,426	1

a	From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is the sole series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and ClassY shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2014 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	652,609,507	6,684,827	††	—	659,294,334
Equity Securities—
Foreign Preferred
Stocks†	15,587,320	—		—	15,587,320
Exchange-Traded
Funds	2,383,850	—		—	2,383,850
Mutual Funds	6,400,000	—		—	6,400,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	121		—	121

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
†††	Amount shown represents unrealized appreciation at period end.

At May 31, 2014, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	5/31/2014	($)	Purchases ($)	Sales ($)	11/30/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	67,300,000		132,385,000	193,285,000	6,400,000.9

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain affiliated investment companies may also invest in the fund.At November 30, 2014, Dreyfus Diversified International Fund, an affiliate of the fund, held 2,216,568 Class Y shares.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $181,855,164 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2014.These post-enactment long-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2014 was as follows: ordinary income $6,708,952. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2014 was approximately $1,278,000 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed, from June 1, 2014 through October 1, 2015, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $788,043 during the period ended November 30, 2014.

During the period ended November 30, 2014, the Distributor retained $4,072 from commissions earned on sales of the fund’s Class A shares and $1,256 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2014, Class C shares were charged $52,928 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2014, Class A and Class C shares were charged $141,960 and $17,643, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2014, the fund was charged $55,523 for transfer agency services and $1,159 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $44.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2014, the fund was charged $412,245 pursuant to the custody agreement.

During the period ended November 30, 2014, the fund was charged $3,616 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $710,327, Distribution Plan fees $7,881, Shareholder Services Plan fees $23,479, custodian fees $368,978, Chief Compliance Officer fees $1,234 and transfer agency fees $76,612, which are offset against an expense reimbursement currently in effect in the amount of $113,249.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended November 30, 2014, redemption fees charged and retained by the fund amounted to $37,262.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2014, amounted to $248,840,442 and $292,300,510, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of deriv-

ative instrument that was held by the fund during the period ended November 30, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively,“Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty.The following summarizes open forward contracts at November 30, 2014:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Hong Kong Dollar,
Expiring
12/1/2014[a]	6,442,520	830,851	830,730	121
Counterparty;
a Bank of America

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At November 30, 2014, derivative assets (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)
Forward contracts	121
Total gross amount of derivative assets
in the Statement of Assets and Liabilities	121
Derivatives not subject to Master Agreements	—
Total gross amount of assets
subject to Master Agreements	121

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2014:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparty	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	121	—	—	121

1	Absent a default event or early termination, OTC derivative assets are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2014:

Average Market Value ($)
Forward contracts	3,044,905

At November 30, 2014, accumulated net unrealized depreciation on investments was $17,475,441, consisting of $75,204,575 gross unrealized appreciation and $92,680,016 gross unrealized depreciation.

At November 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on September 23, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended August 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one- and two-year periods when the fund’s performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board noted that the fund’s performance was improving in recent periods and ranked in the first quartile in the Performance Group and Performance Universe for the one-year period.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed, until October 1, 2015, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily total assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding

Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s improved perfor- mance and determined to approve renewal of the Agreement only through March 30, 2015.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement through March 30, 2015.

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:       _/s/ Bradley J. Skapyak_____

            Bradley J. Skapyak,

            President

Date:    January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       _/s/ Bradley J. Skapyak_____

            Bradley J. Skapyak,

            President

Date:    January 22, 2015

By:       _/s/ James Windels ________

            James Windels,

            Treasurer

Date:    January 22, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)